Debt	12 Months Ended
Dec. 31, 2021
Borrowings [abstract]
Debt

22.	Debt
Debt classified within current liabilities included short-term borrowings from banks and other financing with an original maturity date falling within twelve months, as well as the current portion of long-term debt. Debt classified within non-current liabilities included borrowings from banks and other financing with maturity dates greater than twelve months (long-term debt), net of the current portion.
The following table summarizes the Company's current and non-current Debt by maturity date (amounts include accrued interest):

	At December 31,
	2021					2020
	Due within one year (current)	Due between one and five years	Due beyond five years	Total (non-current)	Total Debt	Due within one year (current)	Due between one and five years	Due beyond five years	Total (non-current)	Total Debt
	(€ million)
Notes	€1,782	€8,776	€7,935	€16,711	€18,493	€270	€3,864	€3,936	€7,800	€8,070
Borrowings from banks	7,697	3,079	35	3,114	10,811	920	1,628	175	1,803	2,723
Asset-backed financing	420	523	50	573	993	260	—	—	—	260
Lease liabilities	431	1,090	965	2,055	2,486	339	1,053	412	1,465	1,804
Other debt	628	170	1	171	799	846	—	—	—	846
Total Debt	€10,958	€13,638	€8,986	€22,624	€33,582	€2,635	€6,545	€4,523	€11,068	€13,703
Notes
The following table summarizes the notes outstanding at December 31, 2021 and 2020:

					At December 31,
(€ million)	Currency	Face value of outstanding notes (million)	Coupon %	Maturity	2021	2020
Stellantis (Peugeot S.A. issuances)
STELLANTIS N.V. (Peugeot S.A.) 2016	EUR	500	2.375	Q2/2023	508	508
STELLANTIS N.V. (Peugeot S.A.) 2017	EUR	600	2.000	Q1/2024	608	607
STELLANTIS N.V. (Peugeot S.A.) 2017	EUR	100	2.000	Q1/2024	102	102
STELLANTIS N.V. (Peugeot S.A.) 2018	EUR	650	2.000	Q1/2025	658	656
STELLANTIS N.V. (Peugeot S.A.) 2020	EUR	1,000	2.750	Q2/2026	1,011	1,009
STELLANTIS N.V. (Peugeot S.A.) 2019	EUR	600	1.125	Q3/2029	594	593
STELLANTIS N.V. (Peugeot S.A.) Schuldschein 2019	EUR	100	1.050	Q4/2023	101	101
STELLANTIS N.V. (Peugeot S.A.) Schuldschein 2019	EUR	60	1.600	Q2/2026	61	61
STELLANTIS N.V. (Peugeot S.A.) Schuldschein 2019	EUR	50	1.810	Q2/2027	50	50
STELLANTIS N.V. (Peugeot S.A.) Schuldschein 2019	EUR	70	Euribor 6M + 1.050	Q4/2023	71	71
STELLANTIS N.V. (Peugeot S.A.) Schuldschein 2019	EUR	204	Euribor 6M + 1.400	Q2/2026	204	205
Medium Term Note Programme(1):
Fiat Chrysler Finance Europe Senc 2014	EUR	1,350	4.750	Q3/2022	1,414	—
STELLANTIS N.V. (FCA N.V.) 2020	EUR	1,250	3.375	Q3/2023	1,326	—
STELLANTIS N.V. (FCA N.V.) 2016	EUR	1,250	3.750	Q1/2024	1,385	—
STELLANTIS N.V. (FCA N.V.) 2020	EUR	1,250	3.875	Q1/2026	1,460	—
STELLANTIS N.V. (FCA N.V.) 2020	EUR	1,000	4.500	Q3/2028	1,245	—
STELLANTIS N.V. 2021	EUR	1,250	0.625	Q1/2027	1,254	—
STELLANTIS N.V. 2021	EUR	1,250	0.750	Q1/2029	1,249	—
STELLANTIS N.V. 2021	EUR	1,250	1.250	Q2/2033	1,238	—
Other Notes:
STELLANTIS N.V. (FCA N.V.) 2015	U.S.$	1,500	5.250	Q2/2023	1,406	—
STELLANTIS FINANCE US 2021	U.S.$	1,000	1.711	Q1/2027	884	—
STELLANTIS FINANCE US 2021	U.S.$	1,000	2.691	Q3/2031	886	—
GIE PSA Trésorerie 2003	EUR	600	6.000	Q3/2033	778	792
Bank PSA Finance	U.S.$	205	5.750	Q2/2021	—	205
Faurecia(2)
Faurecia 2018	EUR	700	3.135	Q2/2025	—	686
Faurecia 2019	EUR	750	3.125	Q2/2026	—	754
Faurecia 2019	EUR	700	2.375	Q2/2027	—	683
Faurecia 2020	EUR	1,000	n.s.	2025 to 2028	—	987
Total Notes					€18,493	€8,070
______________________________________________________________________________________________________________________________
(1) Listing on the Irish Stock Exchange was obtained.
(2) Discontinued operations from January 1, 2021.
Debt increased by approximately €20 billion primarily as a result of the merger with FCA. The main classes of debt related to FCA are described below.
Notes Issued by Peugeot S.A
Bonds issued by Peugeot SA are governed by the terms and conditions of the Peugeot SA €5 billion EMTN Program that was renewed on June 8, 2020 for the last time. Those bonds are guaranteed by the GIE PSA Trésorerie.

In April 2019, Peugeot S.A. raised funds using a private investment under German law through a Schuldscheindarlehen. This transaction was structured in several tranches denominated in euros, with maturities ranging from Q4 2023 to Q2 2027.

Notes Issued Through the Medium Term Note Programme
Certain notes issued by Stellantis were governed by the terms and conditions of the Medium Term Note (“MTN”) Programme (previously known as the Global Medium Term Note Programme, or “GMTN” Programme). A maximum of €20 billion was allowed to be used under this program, of which notes of €10,571 million (principal amounts) were outstanding at December 31, 2021. Notes under the MTN Programme were issued, or otherwise guaranteed, by FCA N.V., the predecessor of Stellantis N.V.. From time to time, Stellantis N.V. may buy back notes in the market that had been issued under this program. Such buybacks, if made, depend upon market conditions, the Company's financial situation and other factors which could affect such decisions.
Notes issued under the MTN Programme impose covenants on the issuer and, in certain cases, on Stellantis N.V. as guarantor, which include: (i) negative pledge clauses which require that in the case that any security interest upon assets of the issuer and/or Stellantis N.V. is granted in connection with other notes or debt securities having the same ranking, such a security should be equally and ratably extended to the outstanding notes; (ii) pari passu clauses, under which the notes rank and will rank pari passu with all other present and future unsubordinated and unsecured obligations of the issuer and/or Stellantis N.V.; (iii) periodic disclosure obligations; (iv) cross-default clauses which require immediate repayment of the notes under certain events of default on other financial instruments issued by Stellantis' main entities; and (v) other clauses that are generally applicable to securities of a similar type. A breach of these covenants may require the early repayment of the notes. As of December 31, 2021, Stellantis was in compliance with the covenants under the MTN Programme.
On March 19, 2021 Stellantis received the approval by the Central Bank of Ireland for the Base Prospectus of its Euro Medium Term Note Programme under which it may from time to time issue notes denominated in any currency agreed between the relevant Issuer and the relevant Dealer up to an amount of €30 billion.
During the year ended December 31, 2021, notes have been issued under the Euro Medium Term Note Program and were rated Baa3 by Moody’s Investors Service, BBB- by Standard & Poor’s, BBB- by Fitch and BBB by DBRS:
•On March 31, 2021, the Company issued €1.25 billion 0.625 percent notes due March 30, 2027.
•On June 18, 2021 the Company issued €1.25 billion 0.750 percent notes due January 18, 2029 and €1.25 billion 1.250 percent notes due June 20, 2033.
Other Notes
On September 15, 2021, Stellantis Finance US issued US$1.0 billion 1.711% Senior Notes due January 29, 2027 and US$1.0 billion 2.691% Senior Notes due September 15, 2031, of which the guarantor is Stellantis N.V.
The Notes impose covenants on Stellantis N.V. including: (i) negative pledge clauses which require that in the case that any security interest upon assets of Stellantis N.V. is granted in connection with other notes or debt securities having the same ranking, such a security should be equally and ratably extended to the outstanding Notes; (ii) pari passu clauses, under which the Notes rank and will rank pari passu with all other present and future unsubordinated and unsecured obligations of Stellantis N.V.; (iii) periodic disclosure obligations; (iv) cross-default clauses which require immediate repayment of the Notes under certain events of default on other financial instruments issued by Stellantis’ main entities; and (v) other clauses that are generally applicable to securities of a similar type. A breach of these covenants may require the early repayment of the Notes. As of December 31, 2021, Stellantis was in compliance with the covenants of the Notes.
Borrowings from banks
European Investment Bank Borrowings
Stellantis had financing agreements with the European Investment Bank (“EIB”) for a total of €1.5 billion outstanding at December 31, 2021, which were entered into to finance specific projects and investment plans among which: the manufacturing of PHEV vehicles at production plant in Melfi (Italy), the manufacturing of battery electric vehicles (“BEV”) at the production plant in Mirafiori (Italy), production of PHEVs at the Pomigliano plant in Campania (Italy), the research, development and innovation for electrification, connectivity and self-driving technologies mainly conducted at laboratories in Turin (Italy) and the development of low emissions and fuel efficient powertrains in PSAA plants.
Brazil
Stellantis’ Brazilian subsidiaries have access to various local bank facilities in order to fund investments and operations. Total debt outstanding under those facilities amounted to a principal amount of €0.9 billion at December 31, 2021 (nil at December 31, 2020). The loans primarily include subsidized loans granted by public financing institutions, such as Banco Nacional do Desenvolvimento (“BNDES”), with the aim to support industrial projects in certain areas. This provided the Company with the opportunity to fund large investments in Brazil with loans of sizeable amounts at attractive rates. At December 31, 2021, outstanding subsidized loans amounted to €0.4 billion (nil at December 31, 2020), of which approximately €0.3 billion (nil at December 31, 2020) related to the construction of the plant in Pernambuco (Brazil), which was supported by subsidized credit lines totaling Brazilian Real (“BRL”) 6.5 billion (€1.5 billion).
Intesa Sanpaolo Credit Facility
On June 24, 2020, FCA Italy S.p.A., a wholly-owned subsidiary of FCA N.V., and other Italian companies in the FCA Group entered into a facility agreement with Intesa Sanpaolo for borrowings of up to €6.3 billion to finance FCA’s activities in Italy. The facility is unsecured and guaranteed by FCA N.V., now Stellantis N.V., and will mature in March 2023, amortizing in five equal quarterly installments with the first such installment due on March 31, 2022. SACE (Italy’s export credit agency) guarantees 80 percent of the borrowings under that facility pursuant to the enacted Italian Liquidity Decree. The facility and borrowings under the facility are at interest rates within a range that could be obtained in the market.
The covenants of the credit facility include financial covenants which apply under certain conditions, as well as negative pledge, pari passu, cross-default and change of control clauses. Failure to comply with these covenants, and in certain cases if not suitably remedied, can lead to the requirement of early repayment of any outstanding amounts.
In connection with SACE’s guarantee, FCA provided the following industrial commitments applicable while any loans are outstanding under the facility: (i) to continue to carry out certain Italian investment projects currently underway and previously announced; (ii) not to delocalize outside Italy production of vehicles under such investment projects; and (iii) to pursue the goal of reducing temporary layoffs for employees engaged under such investment projects in Italy to nil by the end of 2023, each with agreed milestones for implementation. If the industrial commitments previously described are not implemented by the agreed milestones, the FCA Group, now Stellantis, may at its option: (i) implement those industrial commitments within an additional six-month period following the milestones; (ii) negotiate and agree alternative milestones and/or commitments with the Italian government; or (iii) repay the loan at any time within 18 months (including a 6 months negotiation period) from the point of non-compliance.
The outstanding amount of the credit facility at December 31, 2021, was €6.3 billion
Refer to Note 32, Subsequent events, for further information about the early repayment of the Intesa Sanpaolo Credit Facility.
Undrawn committed credit lines
In April 2021, the €3.0 billion syndicated line of credit, signed by PSA in April 2020 in response to the COVID-19 pandemic, expired.
On July 23, 2021, Stellantis announced that it had signed a new syndicated revolving credit facility (“RCF”) of €12.0 billion, with a group of 29 relationship banks. This new RCF replaces the existing syndicated RCF’s from the PSA Group (€3.0 billion) and FCA Group (€6.25 billion), thereby providing an increase in the Company’s overall liquidity and an extension of the duration of the facility and is available for use in general corporate purposes. The credit facility is structured in two tranches: €6.0 billion, with a 3 year tenor, and €6.0 billion, with a 5 year tenor, each tranche benefiting from two further extension options, each of 1-year.
The covenants of the RCF include negative pledge, pari passu, cross-default and change of control clauses. Failure to comply with these covenants, and in certain cases if not suitably remedied, can lead to the requirement of early repayment of any outstanding amounts. As of December 31, 2021, Stellantis was in compliance with the covenants of the RCF.
Mexico Bank Loan
FCA Mexico, S.A. de C.V. (“FCA Mexico”), Stellantis’ principal operating subsidiary in Mexico, has a non-revolving loan agreement (“Mexico Bank Loan”) maturing on March 20, 2022 and bears interest at one month LIBOR plus 3.35 percent per annum. At December 31, 2021, the Mexico Bank Loan had an outstanding balance of €0.1 billion. As of December 31, 2021, Stellantis could prepay all or any portion of the loan without premium or penalty. The Mexico Bank Loan requires FCA Mexico to maintain certain fixed assets as collateral and comply with certain covenants, including, but not limited to, financial maintenance covenants, limitations on liens, incurrence of debt and asset sales. As of December 31, 2021, FCA Mexico was in compliance with the covenants under the Mexico Bank Loan.
Asset-backed financing
Asset-backed financing represented the amount of financing received by Stellantis Financial Services U.S. through securitization programs of €844 million, that will be settled through the collection of portfolio of receivables. Additionally, there is €149 million of debt relating to factoring transactions which do not meet the IFRS 9 derecognition requirements and are recognized within assets of the same amount as of December 31, 2021 (€260 million at December 31, 2020) in the Consolidated Statement of Financial Position, refer to Note 16, Trade receivables, other assets, prepaid expenses and tax receivables.
Other debt
Other debt also includes funds raised from financial services companies, primarily in Latin America, and deposits from dealers in Brazil.
Lease liabilities
The following table summarizes the Company's current and non-current lease liabilities:
Lease liabilities included in the Statement of Financial Position

	At December 31,
	2021	2020
	(€ million)
Long-term debt (non-current)	€2,055	€1,465
Short-term debt and current portion of long-term debt (current)	€431	€339
Maturity analysis - contractual undiscounted cash flows

At December 31, 2021
(€ million)
Due within one year	€431
Due between one and five years	1,012
Due beyond five years	1,076
Total undiscounted lease liabilities	€2,519
In addition, the Company entered into commitments relating to leases not yet commenced of €81 million, of which the most significant related to the investments in manufacturing facilities in Michigan, USA. In addition to the above, the Company entered into non-cancellable short-term leases, which have not been classified as lease liabilities, of €13 million which is expected to be settled within the next 12 months.
Debt secured by assets
At December 31, 2021, debt secured by assets of the Company amounted to €366 million (€53 million at December 31, 2020), excluding the Lease liabilities as described above, mainly related to subsidized financing in Latin America, Mexico and India.
The total carrying amount of assets acting as security for loans for the Company amounted to €1,311 million, excluding the Right-of-use assets as described in Note 11, Property, plant and equipment, at December 31, 2021 (€243 million at December 31, 2020).